UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On February 17, 2015, State Street Bank and Trust Company, a Massachusetts trust company and a direct, wholly owned subsidiary of State Street Corporation, issued a notice of redemption for all $900,000,000 of the outstanding principal amount of its Extendible Senior Unsecured Floating Rate Notes initially due 2014 (the “Notes”), plus accrued and unpaid interest on such amount to, but not including, February 26, 2015. The redemption of the Notes will occur on February 26, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ SEAN P. NEWTH
	Name:	Sean P. Newth
	Title:	Senior Vice President, Chief Accounting Officer and Controller
Date: February 17, 2015